UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: March 31, 2011

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS INCOME TRUST

LEGG MASON WESTERN ASSET SHORT-TERM BOND FUND

FORM N-Q

MARCH 31, 2011

LEGG MASON WESTERN ASSET SHORT-TERM BOND FUND

Schedule of investments (unaudited)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CORPORATE BONDS & NOTES - 40.2%
CONSUMER DISCRETIONARY - 1.0%
Automobiles - 0.3%
Daimler Finance NA LLC, Senior Notes	0.919%	3/28/14	$1,400,000	$1,401,662	(a)(b)

Media - 0.5%
Time Warner Cable Inc., Senior Notes	8.250%	2/14/14	550,000	639,905
Time Warner Cable Inc., Senior Notes	3.500%	2/1/15	1,070,000	1,097,489
Walt Disney Co., Senior Notes	4.700%	12/1/12	900,000	956,493

Total Media				2,693,887

Multiline Retail - 0.2%
Macy’s Retail Holdings Inc., Senior Notes	5.350%	3/15/12	990,000	1,024,650

TOTAL CONSUMER DISCRETIONARY				5,120,199

CONSUMER STAPLES - 1.7%
Beverages - 0.6%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.125%	1/15/15	1,160,000	1,226,331
Diageo Capital PLC	5.200%	1/30/13	1,180,000	1,265,359
Dr. Pepper Snapple Group Inc., Senior Notes	2.350%	12/21/12	510,000	520,180

Total Beverages				3,011,870

Food & Staples Retailing - 0.1%
Kroger Co., Notes	3.900%	10/1/15	770,000	800,049

Food Products - 0.4%
Kraft Foods Inc., Senior Notes	2.625%	5/8/13	2,240,000	2,293,684

Tobacco - 0.6%
Altria Group Inc., Senior Notes	8.500%	11/10/13	380,000	443,424
Altria Group Inc., Senior Notes	9.250%	8/6/19	180,000	235,276
Philip Morris International Inc.	4.875%	5/16/13	1,100,000	1,180,144
Reynolds American Inc., Senior Notes	7.250%	6/1/13	900,000	1,007,221

Total Tobacco				2,866,065

TOTAL CONSUMER STAPLES				8,971,668

ENERGY - 3.0%
Oil, Gas & Consumable Fuels - 3.0%
Anadarko Petroleum Corp., Senior Notes	7.625%	3/15/14	890,000	1,016,683
Apache Corp., Notes	6.250%	4/15/12	1,820,000	1,916,680
BP Capital Markets PLC, Senior Notes	3.125%	3/10/12	330,000	337,331
BP Capital Markets PLC, Senior Notes	5.250%	11/7/13	680,000	735,843
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	160,000	161,062
ConocoPhillips	4.750%	10/15/12	1,000,000	1,060,350
Devon Financing Corp. ULC, Notes	6.875%	9/30/11	1,350,000	1,391,423
Duke Capital LLC, Senior Notes	6.250%	2/15/13	1,000,000	1,083,179
El Paso Natural Gas Co., Senior Notes	5.950%	4/15/17	1,760,000	1,945,944
Energy Transfer Partners LP, Senior Notes	9.700%	3/15/19	370,000	483,650
Enterprise Products Operating LP, Senior Notes	9.750%	1/31/14	890,000	1,067,122
Pemex Project Funding Master Trust, Senior Notes	0.910%	12/3/12	2,131,000	2,138,459	(a)(b)
Petrobras International Finance Co., Senior Notes	3.875%	1/27/16	1,130,000	1,143,204
Shell International Finance BV, Senior Notes	1.875%	3/25/13	960,000	977,687

TOTAL ENERGY				15,458,617

FINANCIALS - 29.5%
Capital Markets - 5.5%
Bear Stearns Co. Inc., Senior Notes	6.400%	10/2/17	1,740,000	1,957,312
Credit Suisse USA Inc., Senior Notes	6.500%	1/15/12	4,000,000	4,184,848
Deutsche Bank AG, Senior Notes	6.000%	9/1/17	900,000	999,100
Goldman Sachs Capital II, Junior Subordinated Bonds	5.793%	6/1/12	4,060,000	3,522,050	(b)(c)
Goldman Sachs Group Inc., Senior Notes	6.600%	1/15/12	830,000	867,760
Goldman Sachs Group Inc., Senior Notes	5.250%	4/1/13	778,000	830,265
Goldman Sachs Group Inc., Senior Notes	5.250%	10/15/13	1,390,000	1,493,530
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	440,000	447,536
Kaupthing Bank HF, Senior Notes	0.000%	1/15/10	190,000	54,150	(a)(d)(e)
Kaupthing Bank HF, Senior Notes	5.750%	10/4/11	2,120,000	604,200	(a)(d)(f)
Kaupthing Bank HF, Senior Notes	7.625%	2/28/15	890,000	253,650	(a)(d)(f)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SHORT-TERM BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Capital Markets - cont’d
Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes	5.857%	5/31/12	$2,620,000	$786	(b)(c)(f)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	810,000	648	(f)
Macquarie Bank Ltd.	2.600%	1/20/12	3,620,000	3,681,888	(a)
Macquarie Bank Ltd., Senior Notes	4.100%	12/17/13	1,000,000	1,067,430	(a)
Merrill Lynch & Co. Inc., Medium-Term Notes	6.150%	4/25/13	1,930,000	2,080,044
Merrill Lynch & Co. Inc., Senior Notes, Medium- Term Notes	6.050%	8/15/12	1,700,000	1,807,217
Morgan Stanley, Senior Notes	2.812%	5/14/13	2,290,000	2,372,165	(b)
UBS AG, Senior Notes	2.250%	1/28/14	250,000	250,639
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	1,720,000	1,764,397

Total Capital Markets				28,239,615

Commercial Banks - 12.4%
ANZ National International Ltd., Senior Notes	2.375%	12/21/12	1,370,000	1,388,348	(a)
Bank of Montreal, Secured Bonds	2.850%	6/9/15	1,190,000	1,201,398	(a)
Bank of Nova Scotia, Secured bonds	1.650%	10/29/15	2,510,000	2,410,451	(a)
Bank of Scotland PLC, Senior Secured Notes	5.000%	11/21/11	2,220,000	2,275,183	(a)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	2.600%	1/22/13	320,000	325,472	(a)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	3.850%	1/22/15	1,300,000	1,348,521	(a)
Barclays Bank PLC, Senior Notes	5.200%	7/10/14	210,000	227,136
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	170,000	177,361	(a)
BNP Paribas, Senior Notes	1.203%	1/10/14	690,000	694,700	(b)
BNP Paribas, Senior Secured Bonds	2.200%	11/2/15	2,420,000	2,328,139	(a)
BPCE SA, Senior Subordinated Bonds	2.375%	10/4/13	990,000	989,968	(a)
Commonwealth Bank of Australia, Senior Notes	2.900%	9/17/14	3,380,000	3,496,231	(a)
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	980,000	1,018,219	(a)
Compagnie de Financement Foncier, Secured Bonds	2.250%	3/7/14	2,000,000	2,001,334	(a)
Credit Agricole SA, Senior Notes	3.500%	4/13/15	1,230,000	1,236,605	(a)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	640,000	688,000	(a)(b)(c)
Dexia Credit Local NY, Senior Notes	2.000%	3/5/13	4,380,000	4,350,803	(a)
DnB NOR Boligkreditt, Secured Bonds	2.900%	3/29/16	2,180,000	2,169,372	(a)
FIH Erhvervsbank A/S, Senior Notes	2.000%	6/12/13	2,600,000	2,644,730	(a)
Glitnir Banki HF, Notes	5.815%	1/21/11	3,550,000	1,100,500	(a)(b)(d)(f)
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	350,000	0	(a)(d)(f)(g)
ING Bank NV, Secured Bonds	2.500%	1/14/16	2,730,000	2,621,775	(a)
ING Bank NV, Senior Notes	2.625%	2/9/12	2,000,000	2,034,124	(a)
Landsbanki Islands HF	7.431%	10/19/17	590,000	0	(a)(c)(d)(f)(g)
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	1,720,000	146,200	(a)(d)(f)
Landwirtschaftliche Rentenbank	1.875%	9/24/12	1,600,000	1,626,962
Lloyds TSB Bank PLC, Medium-Term Notes, Senior Bonds	4.375%	1/12/15	540,000	550,477	(a)
Nordea Bank AB, Senior Notes	3.700%	11/13/14	660,000	683,990	(a)
Nordea Eiendomskreditt AS, Mortgage Secured Bonds	1.875%	4/7/14	2,580,000	2,576,272	(a)
Rabobank Nederland NV, Senior Notes	2.125%	10/13/15	3,020,000	2,917,036
Resona Preferred Global Securities Cayman Ltd., Junior Subordinated Bonds	7.191%	7/30/15	2,290,000	2,284,559	(a)(b)(c)
Royal Bank of Scotland PLC, Senior Notes	4.875%	3/16/15	1,860,000	1,934,965
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	300,000	290,368	(a)
Sparebanken 1 Boligkreditt, Secured Bonds	1.250%	10/25/13	1,500,000	1,485,562	(a)
Sumitomo Mitsui Banking Corp., Senior Notes	3.150%	7/22/15	930,000	926,787	(a)

Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	5/20/11	7,380,000	6,798,825	(b)(c)
Wells Fargo & Co., Senior Notes	3.676%	6/15/16	1,660,000	1,671,771
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	900,000	890,686
Westpac Banking Corp., Senior Bonds	2.250%	11/19/12	2,420,000	2,462,648

Total Commercial Banks				63,975,478

Consumer Finance - 2.7%
Ally Financial Inc., Notes	2.200%	12/19/12	2,290,000	2,347,103
Ally Financial Inc., Senior Notes	7.500%	12/31/13	3,048,000	3,310,890
Ally Financial Inc., Subordinated Notes	8.000%	12/31/18	487,000	527,786
American Honda Finance Corp., Senior Notes	3.500%	3/16/15	970,000	997,574	(a)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SHORT-TERM BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Consumer Finance - cont’d
Caterpillar Financial Services Corp., Notes	1.900%	12/17/12	$810,000	$823,103
FIA Credit Services N.A., Subordinated Notes	7.125%	11/15/12	970,000	1,045,417
SLM Corp., Senior Notes	0.533%	10/25/11	5,000,000	4,946,775	(b)

Total Consumer Finance				13,998,648

Diversified Financial Services - 5.3%
Bank of America Corp., Senior Notes	4.500%	4/1/15	250,000	259,839
Citigroup Inc., Senior Notes	6.000%	12/13/13	1,230,000	1,338,246
Citigroup Inc., Senior Notes	6.375%	8/12/14	4,450,000	4,922,942
Citigroup Inc., Senior Notes	5.500%	10/15/14	340,000	367,019
FDIC Structured Sale Guaranteed Notes, Notes	0.000%	10/25/13	1,150,000	1,089,532	(a)
General Electric Capital Corp., Senior Notes	5.875%	2/15/12	4,500,000	4,709,236
General Electric Capital Corp., Senior Notes	5.900%	5/13/14	1,410,000	1,557,373
General Electric Capital Corp., Senior Notes	5.625%	5/1/18	400,000	433,082
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	1,535,000	1,582,969	(b)
IBM International Group Capital LLC, Senior Notes	5.050%	10/22/12	2,650,000	2,820,315
ILFC E-Capital Trust I	5.970%	12/21/65	270,000	226,047	(a)(b)
International Lease Finance Corp., Medium-Term Notes	0.653%	7/13/12	580,000	568,240	(b)
Kreditanstalt fuer Wiederaufbau, Senior Bonds	3.500%	3/10/14	2,100,000	2,223,314
MUFG Capital Finance 1 Ltd., Preferred Securities	6.346%	7/25/16	1,600,000	1,604,149	(b)(c)
Private Export Funding Corp., Notes	4.950%	11/15/15	1,820,000	2,024,939
TNK-BP Finance SA	6.875%	7/18/11	570,000	582,084	(a)
TNK-BP Finance SA, Notes	6.125%	3/20/12	100,000	104,700	(a)
Westpac Securities NZ Ltd., Senior Notes	2.500%	5/25/12	740,000	754,513	(a)

Total Diversified Financial Services				27,168,539

Insurance - 2.5%
American International Group Inc., Senior Notes	3.750%	11/30/13	300,000	305,519	(a)
American International Group Inc., Senior Notes	3.650%	1/15/14	1,860,000	1,894,369
Berkshire Hathaway Inc., Senior Notes	2.125%	2/11/13	2,570,000	2,625,815
MetLife Inc., Senior Notes	2.375%	2/6/14	2,540,000	2,545,171
Metropolitan Life Global Funding I, Notes	2.875%	9/17/12	1,060,000	1,081,306	(a)
Prudential Financial Inc., Senior Notes	2.750%	1/14/13	1,250,000	1,275,011
Suncorp-Metway Ltd., Senior Notes	1.803%	7/16/12	2,850,000	2,904,045	(a)(b)

Total Insurance				12,631,236

Thrifts & Mortgage Finance - 1.1%
Countrywide Financial Corp., Medium-Term Notes	5.800%	6/7/12	600,000	631,297
U.S. Central Federal Credit Union, Notes	1.250%	10/19/11	5,000,000	5,029,430

Total Thrifts & Mortgage Finance				5,660,727

TOTAL FINANCIALS				151,674,243

HEALTH CARE - 0.9%
Health Care Equipment & Supplies - 0.5%
Baxter International Inc., Senior Notes	1.800%	3/15/13	1,070,000	1,084,118
Medtronic Inc., Senior Notes	3.000%	3/15/15	1,340,000	1,380,091

Total Health Care Equipment & Supplies				2,464,209

Health Care Providers & Services - 0.1%
UnitedHealth Group Inc., Senior Notes	4.875%	2/15/13	510,000	541,847

Pharmaceuticals - 0.3%
Teva Pharmaceutical Finance III BV, Senior Notes	0.809%	3/21/14	1,810,000	1,817,975	(b)

TOTAL HEALTH CARE				4,824,031

INDUSTRIALS - 1.0%
Airlines - 0.5%
Continental Airlines Inc., Pass-Through Certificates	6.900%	1/2/18	1,041,864	1,106,981
Continental Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	672,443	712,789
Continental Airlines Inc., Pass-Through Certificates	6.703%	6/15/21	665,485	695,432

Total Airlines				2,515,202

Commercial Services & Supplies - 0.2%
Allied Waste North America Inc., Senior Notes	7.125%	5/15/16	930,000	971,723

Industrial Conglomerates - 0.3%
United Technologies Corp., Senior Notes	5.375%	12/15/17	1,360,000	1,531,609

TOTAL INDUSTRIALS				5,018,534

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SHORT-TERM BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
MATERIALS - 0.3%
Chemicals - 0.2%
Dow Chemical Co., Notes	5.700%	5/15/18	$90,000	$97,126
E.I. du Pont de Nemours & Co., Senior Notes	3.250%	1/15/15	1,180,000	1,224,761

Total Chemicals				1,321,887

Metals & Mining - 0.1%
Vale Overseas Ltd., Notes	6.250%	1/23/17	480,000	535,502

TOTAL MATERIALS				1,857,389

TELECOMMUNICATION SERVICES - 2.3%
Diversified Telecommunication Services - 1.5%
AT&T Inc., Senior Notes	4.850%	2/15/14	2,860,000	3,094,969
Qwest Corp., Senior Notes	7.875%	9/1/11	1,200,000	1,236,000
Telefonica Emisiones SAU	0.641%	2/4/13	2,490,000	2,467,809	(b)
Telefonica Emisiones SAU, Senior Notes	3.729%	4/27/15	180,000	181,844
Verizon Communications Inc., Senior Notes	8.750%	11/1/18	440,000	563,775

Total Diversified Telecommunication Services				7,544,397

Wireless Telecommunication Services - 0.8%
America Movil SAB de CV, Senior Notes	3.625%	3/30/15	650,000	672,078
Cellco Partnership/Verizon Wireless Capital LLC, Senior Notes	3.750%	5/20/11	1,530,000	1,536,507
Rogers Wireless Inc., Secured Notes	6.375%	3/1/14	520,000	583,644
Sprint Capital Corp., Senior Notes	8.375%	3/15/12	1,290,000	1,367,400

Total Wireless Telecommunication Services				4,159,629

TOTAL TELECOMMUNICATION SERVICES				11,704,026

UTILITIES - 0.5%
Electric Utilities - 0.5%
FirstEnergy Corp., Notes	6.450%	11/15/11	70,000	72,107
FirstEnergy Solutions Corp., Senior Notes	4.800%	2/15/15	1,110,000	1,165,497
Pacific Gas & Electric Co.	4.800%	3/1/14	1,100,000	1,182,111

Total Electric Utilities				2,419,715

Multi-Utilities - 0.0%
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	10,000	12,783

TOTAL UTILITIES				2,432,498

TOTAL CORPORATE BONDS & NOTES (Cost - $212,420,965)				207,061,205

ASSET-BACKED SECURITIES - 11.2%
Ameriquest Mortgage Securities Inc., 2005-R11 A2D	0.580%	1/25/36	620,000	511,483	(b)
ARI Fleet Lease Trust, 2010-A A	1.705%	8/15/18	562,016	566,270	(a)(b)
Asset-Backed Funding Certificates, 2002-WF2 A2	1.375%	5/25/32	221,263	206,731	(b)
Asset-Backed Funding Certificates, 2004-OPT2 M1	1.075%	8/25/33	400,000	337,036	(b)
Bear Stearns Asset-Backed Securities Trust, 2004- 1 A2	0.770%	6/25/34	1,079,501	1,037,180	(b)
Bear Stearns Asset-Backed Securities Trust, 2007- SD1 22A1	3.651%	10/25/36	276,631	178,454	(b)
Brazos Higher Education Authority Inc., 2011-1 A3	1.359%	11/25/33	2,400,000	2,201,204	(b)
Chase Issuance Trust, 2006-A5 A	0.275%	11/15/13	3,640,000	3,638,113	(b)
Citibank Credit Card Issuance Trust, 2009-A1 A1	2.005%	3/17/14	2,900,000	2,944,549	(b)
Citibank Credit Card Issuance Trust, 2009-A5 A5	2.250%	12/23/14	3,290,000	3,361,023

Countrywide Asset-Backed Certificates, 2002-S3 M1	4.800%	5/25/32	153,581	128,544	(b)
Countrywide Asset-Backed Certificates, 2003-5 AF5	5.739%	2/25/34	1,213,741	1,224,187
Countrywide Asset-Backed Certificates, 2007-13 2A1	1.150%	10/25/47	2,365,547	1,681,564	(b)
Countrywide Asset-Backed Certificates, 2007-QH1 A1	0.450%	2/25/37	276,321	186,066	(a)(b)
Countrywide Home Equity Loan Trust, 2004-O	0.535%	2/15/34	276,022	163,613	(b)
Countrywide Home Equity Loan Trust, 2007-GW A	0.805%	8/15/37	94	80	(b)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SHORT-TERM BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Education Funding Capital Trust, 2003-3 A6	1.753%	12/15/42	$200,000	$191,500	(b)(g)
Ford Credit Auto Owner Trust, 2011-A A2	0.620%	7/15/13	1,900,000	1,900,869
GMAC Mortgage Servicer Advance Funding Co., Ltd., 2011-1A A	3.720%	3/15/23	1,000,000	999,989	(a)(g)
GSAMP Trust, 2006-SEA1 A	0.550%	5/25/36	480,456	405,627	(a)(b)
GSAMP Trust, 2007-SEA1 A	0.550%	12/25/36	957,140	635,256	(a)(b)
GSRPM Mortgage Loan Trust, 2006-1 A1	0.550%	3/25/35	1,201,404	1,030,766	(a)(b)
GSRPM Mortgage Loan Trust, 2007-1 A	0.650%	3/25/37	1,748,871	1,021,280	(a)(b)
Hertz Vehicle Financing LLC, 2009-2A A1	4.260%	3/25/14	1,920,000	2,012,508	(a)
Lehman XS Trust, 2005-5N 3A1A	0.550%	11/25/35	1,037,918	808,985	(b)
Lehman XS Trust, 2006-4N A1D1	0.580%	4/25/46	12,005,509	1,968,201	(b)
Long Beach Mortgage Loan Trust, 2006-A A1	0.430%	5/25/36	2,978,635	99,631	(b)
NCUA Guaranteed Notes, 2010-A1 A	0.608%	12/7/20	4,610,297	4,615,136	(b)
Nelnet Student Loan Trust, 2008-4 A4	1.783%	4/25/24	4,390,000	4,514,027	(b)
Nissan Master Owner Trust Receivables, 2010-AA A	1.405%	1/15/15	2,110,000	2,133,875	(a)(b)
Residential Asset Mortgage Products Inc., 2003- RS7 MII1	1.375%	8/25/33	244,179	187,036	(b)
Residential Asset Mortgage Products Inc., 2004- SL3 A4	8.500%	12/25/31	21,136	21,966
Residential Asset Securities Corp., 2003-KS10 AI6	4.540%	12/25/33	577,952	581,967	(b)
Saxon Asset Securities Trust, 2003-3 M1	0.900%	12/25/33	84,322	71,456	(b)
Securitized Asset-Backed Receivables LLC, 2006- FR3 A2	0.390%	5/25/36	257,663	224,835	(b)
SLM Student Loan Trust, 2003-05 A4	0.520%	12/17/18	573,372	573,318	(b)
SLM Student Loan Trust, 2003-11 A4	0.500%	6/15/20	690,691	688,795	(b)
SLM Student Loan Trust, 2003-11 A6	0.600%	12/15/25	1,500,000	1,425,000	(a)(b)
SLM Student Loan Trust, 2004-6 B	0.683%	4/25/25	2,330,000	2,118,059	(b)
SLM Student Loan Trust, 2005-10 A4	0.413%	10/25/19	1,091,763	1,084,872	(b)
SLM Student Loan Trust, 2006-4 A4	0.383%	4/25/23	351,269	350,504	(b)
SLM Student Loan Trust, 2006-5 A5	0.413%	1/25/27	1,600,000	1,515,826	(b)
SLM Student Loan Trust, 2006-7 A3	0.323%	7/25/18	421,457	421,398	(b)
SLM Student Loan Trust, 2006-8 A3	0.323%	1/25/18	1,300,000	1,297,623	(b)
SLM Student Loan Trust, 2007-2 A2	0.303%	7/25/17	630,374	625,908	(b)
SLM Student Loan Trust, 2008-1 A2	0.653%	10/25/16	1,550,000	1,554,526	(b)
Small Business Administration, 2004-2	3.080%	9/25/18	791,106	836,065	(b)
Specialty Underwriting & Residential Finance, 2003-BC4 M1	1.150%	11/25/34	479,929	399,008	(b)
Structured Asset Securities Corp., 2003-AL1 A	3.357%	4/25/31	350,372	338,499	(a)
Structured Asset Securities Corp., 2007-BC3 1A2	0.390%	5/25/47	800,000	609,554	(b)
Volkswagen Auto Loan Enhanced Trust, 2008-1 A4	1.954%	10/20/14	1,717,276	1,731,998	(b)

TOTAL ASSET-BACKED SECURITIES (Cost - $61,752,835)				57,361,960

COLLATERALIZED MORTGAGE OBLIGATIONS - 15.2%
American Home Mortgage Investment Trust, 2005- 4 1A1	0.540%	11/25/45	1,066,778	721,232	(b)
Banc of America Funding Corp., 2004-B 3A2	3.085%	12/20/34	221,674	152,034	(b)
Banc of America Funding Corp., 2005-E 4A1	2.830%	3/20/35	407,817	402,712	(b)
Banc of America Funding Corp., 2006-D 1A1	0.424%	5/20/36	1,016,744	806,180	(b)
Banc of America Funding Corp., 2006-E 2A1	5.607%	6/20/36	1,928,767	1,479,661	(b)
Banc of America Mortgage Securities, 2002-J B1	3.247%	9/25/32	165,061	95,585	(b)
Banc of America Mortgage Securities, 2003-C B1	2.970%	4/25/33	647,149	216,336	(b)
Banc of America Mortgage Securities, 2004-E 1A1	2.748%	6/25/34	407,689	384,247	(b)
Banc of America Mortgage Securities, 2005-F 2A2	2.945%	7/25/35	1,104,244	971,780	(b)

Bayview Commercial Asset Trust, 2005-2A A2	0.600%	8/25/35	1,040,423	829,416	(a)(b)
Bear Stearns Alt-A Trust, 2004-9 3A1	2.599%	9/25/34	497,140	425,759	(b)
Bear Stearns Alt-A Trust, 2007-1 1A1	0.410%	1/25/47	1,118,444	541,325	(b)
Bear Stearns ARM Trust, 2004-10 15A1	2.974%	1/25/35	151,855	141,815	(b)
Bear Stearns ARM Trust, 2006-4 1A1	2.889%	10/25/36	379,309	264,303	(b)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SHORT-TERM BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Bear Stearns Commercial Mortgage Securities Inc., 2004-PWR4 A2	5.286%	6/11/41	$2,435,767	$2,543,145	(b)
CBA Commercial Small Balance Commercial Mortgage, 2006-1A A	0.500%	6/25/38	1,548,977	952,621	(a)(b)(g)
Chase Mortgage Finance Corp., 2007-A1 2A3	2.887%	2/25/37	379,497	364,334	(b)
Chevy Chase Mortgage Funding Corp., 2004-3A A2	0.550%	8/25/35	15,059	10,921	(a)(b)
Chevy Chase Mortgage Funding Corp., 2004-4A A2	0.540%	10/25/35	46,711	32,721	(a)(b)
Chevy Chase Mortgage Funding Corp., 2005-1A A2	0.450%	1/25/36	26,834	19,012	(a)(b)
Chevy Chase Mortgage Funding Corp., 2005-3A A2	0.480%	7/25/36	143,925	91,610	(a)(b)
Citigroup Mortgage Loan Trust Inc., 2005-HE2 A	0.650%	5/25/35	256,430	243,785	(a)(b)
Citigroup Mortgage Loan Trust Inc., 2007-AR4 2A1A	2.856%	3/25/37	1,252,197	882,391	(b)
Citigroup Mortgage Loan Trust Inc., 2007-AR8 1A1A	5.331%	8/25/47	623,354	486,109	(b)
Countrywide Alternative Loan Trust, 2004-33 1A1	2.767%	12/25/34	109,845	92,153	(b)
Countrywide Alternative Loan Trust, 2004-33 2A1	3.170%	12/25/34	91,009	75,449	(b)
Countrywide Alternative Loan Trust, 2005-56 4A1	0.560%	11/25/35	621,440	421,529	(b)
Countrywide Alternative Loan Trust, 2005-59 1A2A	0.634%	11/20/35	2,078,922	566,356	(b)
Countrywide Alternative Loan Trust, 2006-OA8 1A1	0.440%	7/25/46	1,856,817	1,064,206	(b)
Countrywide Home Loan, 2003-HYB1 1A1	2.768%	5/19/33	174,624	165,849	(b)
Countrywide Home Loans, 2003-2 A2	4.000%	3/25/33	482,926	483,063
Countrywide Home Loans, 2003-HYB3 6A1	3.241%	11/19/33	80,801	64,313	(b)
Countrywide Home Loans, 2005-R2 1AF2	0.590%	6/25/35	197,954	147,852	(a)(b)
Countrywide Home Loans, 2005-R3 AF	0.650%	9/25/35	96,286	86,550	(a)(b)
Countrywide Home Loans, 2006-R2 AF1	0.670%	7/25/36	149,087	134,591	(a)(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2004-23 A	2.517%	11/25/34	816,920	555,678	(b)
CS First Boston Mortgage Securities Corp., 2004- AR5 7A2	2.700%	6/25/34	837,667	834,566	(b)
Downey Savings & Loan Association Mortgage Loan Trust, 2006-AR1 2A1A	1.252%	4/19/47	661,144	450,962	(b)
Downey Savings and Loan Association Mortgage Loan Trust, 2005-AR1 2A1A	0.504%	3/19/45	380,244	263,811	(b)
FDIC Structured Sale Guaranteed Notes, 2010-S1 1A	0.811%	2/25/48	749,850	751,462	(a)(b)
FDIC Structured Sale Guaranteed Notes, 2010-S2	0.961%	12/29/45	2,329,102	2,332,828	(a)(b)(g)
Federal Home Loan Mortgage Corp. (FHLMC), 2525 AM	4.500%	4/15/32	304,579	313,158
Federal Home Loan Mortgage Corp. (FHLMC), Structured Pass-Through Securities, T-51 1A	6.500%	9/25/43	264,399	298,382	(b)
First Horizon Alternative Mortgage Securities, 2006-FA8 1A8	0.620%	2/25/37	273,605	168,856	(b)
First Horizon Mortgage Pass-Through Trust, 2004- AR7 1A1	2.750%	2/25/35	1,198,043	1,088,740	(b)
GE Capital Commercial Mortgage Corp., 2001-2 A4	6.290%	8/11/33	1,474,914	1,481,007
Government National Mortgage Association (GNMA), 1996-12 S	8.188%	6/16/26	879,831	162,739	(b)
Government National Mortgage Association (GNMA), 1996-17 S	8.238%	8/16/26	665,911	122,490	(b)

Government National Mortgage Association (GNMA), 2010-H03 FA	0.811%	3/20/60	1,655,324	1,654,339	(b)(g)
Government National Mortgage Association (GNMA), 2010-H10 FB	1.261%	5/20/60	1,804,772	1,828,957	(b)
Government National Mortgage Association (GNMA), 2011-H01 AF	0.710%	11/20/60	3,812,515	3,779,156	(b)(g)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SHORT-TERM BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Government National Mortgage Association (GNMA), 2011-H07 FA	0.760%	2/20/61	$1,037,700	$1,037,700	(b)
Greenpoint Mortgage Funding Trust, 2006-AR3 3A1	0.480%	9/25/35	467,238	206,374	(b)
Greenpoint Mortgage Funding Trust, 2006-AR3 4A1	0.460%	4/25/36	1,613,062	959,294	(b)
GS Mortgage Securities Corp. II, 2001-1285 C	6.712%	8/15/18	1,325,000	1,343,222	(a)
GSMPS Mortgage Loan Trust, 2004-4 2A1	4.148%	6/25/34	1,752,585	1,696,636	(a)(b)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.600%	9/25/35	1,710,520	1,472,495	(a)(b)
GSR Mortgage Loan Trust, 2005-AR3 4A1	2.885%	5/25/35	342,889	245,983	(b)
Harborview Mortgage Loan Trust, 2004-8 3A2	0.654%	11/19/34	257,293	156,415	(b)
Homebanc Mortgage Trust, 2004-2 A1	0.620%	12/25/34	605,230	530,576	(b)
Homebanc Mortgage Trust, 2005-1 A1	0.500%	3/25/35	954,215	727,878	(b)
IMPAC CMB Trust, 2004-5 1A1	0.970%	10/25/34	487,452	464,437	(b)
IMPAC CMB Trust, 2007-A A	0.500%	5/25/37	171,477	144,188	(b)
Indymac Inda Mortgage Loan Trust, 2007-AR7 1A1	5.862%	11/25/37	503,015	420,211	(b)
Indymac Index Mortgage Loan Trust, 2004-AR14 2A1A	0.610%	1/25/35	404,720	259,470	(b)
Indymac Index Mortgage Loan Trust, 2006-AR4 A1A	0.460%	5/25/46	410,566	261,567	(b)
JPMorgan Alternative Loan Trust, 2006-A4 A7	6.300%	9/25/36	1,000,000	529,420	(b)
JPMorgan Mortgage Trust, 2004-A1 1A1	4.717%	2/25/34	262,200	266,939	(b)
JPMorgan Mortgage Trust, 2006-A2 5A1	2.974%	11/25/33	361,887	365,358	(b)
LB-UBS Commercial Mortgage Trust, 2002-C2 A4	5.594%	6/15/31	1,520,000	1,578,044
Luminent Mortgage Trust, 2006-2 A1A	0.450%	2/25/46	1,699,051	1,070,480	(b)
MASTR, Asset Securitization Trust, 2003-4 6A2	4.375%	5/25/33	271,895	273,120
MASTR Adjustable Rate Mortgages Trust, 2004-13 3A7	2.899%	11/21/34	3,000,000	2,936,832	(b)
MASTR ARM Trust, 2003-6 1A2	2.575%	12/25/33	194,986	190,593	(b)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	63,058	65,082	(a)
Merrill Lynch Mortgage Investors Inc., 2003-A2 2M1	2.554%	3/25/33	861,613	700,756	(b)
Merrill Lynch Mortgage Investors Inc., 2003-A6 1A	3.157%	9/25/33	86,948	85,981	(b)
Morgan Stanley Dean Witter Capital I, 2002-IQ3 A4	5.080%	9/15/37	1,530,000	1,592,590
Mortgage IT Trust, 2005-2 1A1	0.510%	5/25/35	203,349	169,122	(b)
Mortgage IT Trust, 2005-3 A1	0.550%	8/25/35	383,916	302,936	(b)
NCUA Guaranteed Notes, 2011-R1 1A	0.709%	1/8/20	1,434,110	1,435,903	(b)
New York Mortgage Trust Inc., 2005-2 A	0.580%	8/25/35	896,711	805,661	(b)
Nomura Asset Acceptance Corp., 2004-AR4 1A1	2.488%	12/25/34	1,626,591	1,587,885	(b)
Prime Mortgage Trust, 2005-2 2A1	7.182%	10/25/32	556,916	557,920	(b)
Residential Asset Mortgage Products Inc., 2004- SL2 A4	8.500%	10/25/31	18,280	19,720
Residential Asset Mortgage Products Inc., 2004- SL3 A3	7.500%	12/25/31	14,560	14,757
Residential Asset Mortgage Products Inc., 2004- SL4 A5	7.500%	7/25/32	32,895	33,416
Residential Asset Mortgage Products Inc., 2005- SL1 A7	8.000%	5/25/32	791,982	755,701
Sequoia Mortgage Trust, 2003-2 A2	1.133%	6/20/33	237,200	193,941	(b)
Structured ARM Loan Trust, 2004-4 3A1	2.719%	4/25/34	397,712	353,609	(b)
Structured ARM Loan Trust, 2004-7 A1	0.655%	6/25/34	357,920	291,086	(b)
Structured ARM Loan Trust, 2004-9XS A	0.620%	7/25/34	317,230	283,693	(b)
Structured ARM Loan Trust, 2005-04 1A1	2.813%	3/25/35	689,079	501,563	(b)
Structured ARM Loan Trust, 2005-15 1A1	2.606%	7/25/35	687,724	530,964	(b)

Structured Asset Mortgage Investments Inc., 2006- AR2 A1	0.480%	2/25/36	540,596	341,151	(b)
Structured Asset Securities Corp., 2002-11A B2II	2.802%	6/25/32	240,383	26,365	(b)
Structured Asset Securities Corp., 2002-16A B2II	2.594%	8/25/32	289,741	168,525	(b)
Structured Asset Securities Corp., 2002-3 B2	6.500%	3/25/32	1,400,491	1,055,783

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SHORT-TERM BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Structured Asset Securities Corp., 2002-8A 7A1	2.070%	5/25/32	$188,302	$161,529	(b)
Structured Asset Securities Corp., 2004-2 4A1	2.727%	3/25/34	1,184,360	1,184,200	(b)
Structured Asset Securities Corp., 2004-5 1A	2.741%	5/25/34	95,825	89,626	(b)
Structured Asset Securities Corp., 2004-NP1 A	0.650%	9/25/33	803,611	751,134	(a)(b)
Structured Asset Securities Corp., 2005-4XS 3A4	4.790%	3/25/35	2,560,000	2,509,028
Structured Asset Securities Corp., 2005-RF3 2A	3.460%	6/25/35	1,154,638	1,018,558	(a)(b)
WaMu Mortgage Pass-Through Certificates, 2003- AR8 A	2.717%	8/25/33	280,335	285,320	(b)
WaMu Mortgage Pass-Through Certificates, 2004- AR08 A1	0.670%	6/25/44	366,535	276,557	(b)
WaMu Mortgage Pass-Through Certificates, 2004- AR14 A1	2.582%	1/25/35	709,437	708,019	(b)
WaMu Mortgage Pass-Through Certificates, 2007- OA2 1A	0.992%	3/25/47	633,569	423,002	(b)
WaMu Mortgage Pass-Through Certificates, 2007- OA2 2A	2.758%	3/25/47	2,599,626	1,744,761	(b)
WaMu Mortgage Pass-Through Certificates, 2007- OA6 1A	1.102%	7/25/47	3,975,875	2,547,019	(b)
Washington Mutual Inc., 2005-AR4 A5	2.704%	4/25/35	200,000	176,016	(b)
Washington Mutual Inc., 2005-AR8 2A1A	0.540%	7/25/45	530,162	440,953	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR09 A1A	0.570%	7/25/45	594,388	497,463	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR11 A1A	0.570%	8/25/45	509,175	437,455	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR09 1A	1.292%	8/25/46	100,250	65,823	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR11 1A	1.252%	9/25/46	594,974	402,492	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, Whole Loan, 2003-AR5 A7	2.697%	6/25/33	433,213	415,545	(b)
Washington Mutual Inc., Pass-Through Certificates, 2003-AR10 A7	2.622%	10/25/33	1,261,177	1,272,490	(b)
Washington Mutual Mortgage Pass-Through Certificates, 2006-AR1 A1B	0.570%	2/25/36	925,439	181,897	(b)
Washington Mutual Mortgage Pass-Through Certificates, 2006-AR4 DA	1.262%	6/25/46	613,631	309,159	(b)
Wells Fargo Mortgage Backed Securities Trust, 2004-AA A1	4.981%	12/25/34	823,735	810,185	(b)
Wells Fargo Mortgage Backed Securities Trust, 2004-I B2	2.881%	7/25/34	363,614	178,440	(b)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $88,667,514)				78,346,089

MORTGAGE-BACKED SECURITIES - 7.3%
FHLMC - 0.2%
Federal Home Loan Mortgage Corp. (FHLMC)	9.000%	5/1/20-1/1/21	34,785	39,413
Federal Home Loan Mortgage Corp. (FHLMC)	8.500%	6/1/21	353	399
Federal Home Loan Mortgage Corp. (FHLMC)	8.000%	2/1/31	161,872	191,331
Federal Home Loan Mortgage Corp. (FHLMC)	7.000%	4/1/32	720,154	829,254

Total FHLMC				1,060,397

FNMA - 5.8%
Federal National Mortgage Association (FNMA)	6.500%	7/1/13-4/1/31	84,130	90,306
Federal National Mortgage Association (FNMA)	11.000%	12/1/15	2,526	2,576
Federal National Mortgage Association (FNMA)	12.500%	1/1/18	16,520	16,670
Federal National Mortgage Association (FNMA)	9.000%	11/1/21	36,907	40,348
Federal National Mortgage Association (FNMA)	7.000%	2/1/27-1/1/33	2,176,384	2,512,243
Federal National Mortgage Association (FNMA)	6.000%	11/1/27	97	107
Federal National Mortgage Association (FNMA)	2.560%	5/1/32	30,640	30,718	(b)
Federal National Mortgage Association (FNMA)	2.590%	8/1/32	40,606	42,486	(b)
Federal National Mortgage Association (FNMA)	2.465%	12/1/32	244,135	256,012	(b)
Federal National Mortgage Association (FNMA)	1.914%	1/1/33	478,198	491,196	(b)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SHORT-TERM BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
FNMA - cont’d
Federal National Mortgage Association (FNMA)	2.050%	5/1/34	$1,164,373	$1,206,513	(b)
Federal National Mortgage Association (FNMA)	2.214%	5/1/35	1,041,880	1,079,696	(b)
Federal National Mortgage Association (FNMA)	3.572%	12/1/39	13,539,158	14,032,046	(b)
Federal National Mortgage Association (FNMA)	5.000%	4/13/41	400,000	418,500	(h)
Federal National Mortgage Association (FNMA)	6.000%	4/13/41	8,600,000	9,353,842	(h)
Federal National Mortgage Association (FNMA)	5.500%	5/12/41	200,000	213,281	(h)

Total FNMA				29,786,540

GNMA - 1.3%
Government National Mortgage Association (GNMA)	6.000%	5/15/14-11/15/28	59,762	65,234
Government National Mortgage Association (GNMA)	9.000%	9/15/22	463	469
Government National Mortgage Association (GNMA)	6.500%	8/15/34	2,269,261	2,667,569
Government National Mortgage Association (GNMA)	1.740%	1/20/60	1,867,846	1,898,003	(b)(g)
Government National Mortgage Association (GNMA)	2.331%	8/20/60	1,646,209	1,761,773	(b)

Total GNMA				6,393,048

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $36,562,347)				37,239,985

SOVEREIGN BONDS - 1.2%
Japan - 0.7%
Japan Finance Corp., Senior Bonds	2.875%	2/2/15	3,600,000	3,682,419

Norway - 0.5%
Kommunalbanken AS, Senior Notes	2.375%	1/19/16	2,400,000	2,381,563	(a)

TOTAL SOVEREIGN BONDS (Cost - $5,982,860)				6,063,982

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 17.4%
U.S. Government Agencies - 14.8%
Federal Farm Credit Bank (FFCB), Bonds	0.550%	6/13/12	9,600,000	9,600,499
Federal Farm Credit Bank (FFCB), Bonds	1.500%	11/16/15	2,600,000	2,527,798
Federal Home Loan Bank (FHLB), Bonds	0.200%	4/20/11	2,500,000	2,500,165
Federal Home Loan Bank (FHLB), Bonds	0.330%	9/30/11	9,500,000	9,508,199
Federal Home Loan Mortgage Corp. (FHLMC)	0.221%	5/4/11	20,000,000	20,004,600	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Notes	0.875%	2/11/14	2,996,000	2,991,350
Federal National Mortgage Association (FNMA)	4.750%	2/21/13	4,400,000	4,722,568
Federal National Mortgage Association (FNMA)	2.078%	4/1/33	802,558	834,446	(b)
Federal National Mortgage Association (FNMA), Notes	0.700%	10/19/12	2,700,000	2,694,219
Federal National Mortgage Association (FNMA), Notes	1.560%	10/19/12	5,000,000	5,003,115
Federal National Mortgage Association (FNMA), Notes	0.375%	12/28/12	4,250,000	4,215,639
Federal National Mortgage Association (FNMA), Notes	0.750%	2/26/13	1,200,000	1,198,962
Federal National Mortgage Association (FNMA), Notes	0.875%	4/15/13	4,900,000	4,891,464
Federal National Mortgage Association (FNMA), Notes	1.050%	9/9/13	3,100,000	3,083,604
Federal National Mortgage Association (FNMA), Notes	1.000%	2/17/26	2,540,000	2,538,954

Total U.S. Government Agencies				76,315,582

U.S. Government Obligations - 2.6%
U.S. Treasury Bonds	4.250%	11/15/40	250,000	239,141
U.S. Treasury Notes	0.625%	12/31/12	680,000	679,522
U.S. Treasury Notes	1.000%	1/15/14	1,290,000	1,283,853
U.S. Treasury Notes	1.250%	3/15/14	2,120,000	2,119,674
U.S. Treasury Notes	2.000%	1/31/16	290,000	287,938

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SHORT-TERM BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
U.S. Government Obligations - cont’d
U.S. Treasury Notes	2.125%	2/29/16	$2,870,000	$2,861,479
U.S. Treasury Notes	2.750%	2/28/18	3,030,000	3,007,511
U.S. Treasury Notes	2.875%	3/31/18	2,920,000	2,916,578

Total U.S. Government Obligations				13,395,696

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $89,952,904)				89,711,278

SECURITY			SHARES
PREFERRED STOCKS - 0.0%
FINANCIALS - 0.0%
Thrifts & Mortgage Finance - 0.0%
Federal Home Loan Mortgage Corp. (FHLMC)	8.375%		53,075	90,227	*(b)
Federal National Mortgage Association (FNMA)	8.250%		38,350	65,195	*(b)

TOTAL PREFERRED STOCKS (Cost - $2,285,625)				155,422

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $497,625,050)				475,939,921

SECURITY			FACE AMOUNT
SHORT-TERM INVESTMENTS - 8.8%
Commercial Paper - 0.6%
Korea Development Bank (Cost - $2,999,367)	0.400%	4/20/11	$3,000,000	2,999,367	(i)

U.S. Government Agencies - 2.8%
Federal Home Loan Bank (FHLB), Discount Notes	0.165%	4/29/11	5,750,000	5,749,280	(i)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.200%	9/29/11	3,500,000	3,497,361	(i)
Federal National Mortgage Association (FNMA), Discount Notes	0.240 - 0.331%	5/9/11	4,975,000	4,973,358	(i)(j)
Federal National Mortgage Association (FNMA), Discount Notes	0.190%	5/16/11	275,000	274,936	(i)(j)

Total U.S. Government Agencies (Cost - $14,494,054)				14,494,935

U.S. Government Obligations - 0.4%
U.S. Treasury Bills (Cost - $2,305,287)	0.258%	1/12/12	2,310,000	2,306,207	(i)

Repurchase Agreements - 5.0%
Morgan Stanley tri-party repurchase agreement dated 3/31/11; Proceeds at maturity - $25,681,078; (Fully collateralized by various U.S. government agency obligations, 1.330% to 2.840% due 5/19/14 to 5/23/14; Market value - $26,194,772) (Cost - $25,681,000)	0.110%	4/1/11	25,681,000	25,681,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $45,479,708)				45,481,509

TOTAL INVESTMENTS - 101.3% (Cost - $543,104,758#)				521,421,430
Liabilities in Excess of Other Assets - (1.3)%				(6,691,578)

TOTAL NET ASSETS - 100.0%				$514,729,852

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)	Illiquid security.

(e)	The maturity principal is currently in default as of March 31, 2011.

(f)	The coupon payment on these securities are currently in default as of March 31, 2011.

(g)	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Trustees (See Note 1).

(h)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(i)	Rate shown represents yield-to-maturity.

(j)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
CMB	— Cash Management Bill
MASTR	— Mortgage Asset Securitization Transactions Inc.

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SHORT-TERM BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
Eurodollar Futures, Call	3/19/12	$99.25	32	$17,000
Eurodollar Futures, Put	3/19/12	99.25	32	25,400
Eurodollar Mid Curve 1-Year Futures, Call	4/15/11	99.00	33	1,650
Eurodollar Mid Curve 1-Year Futures, Put	4/15/11	99.00	33	18,356

TOTAL WRITTEN OPTIONS
(Premiums received - $59,753)				$62,406

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Legg Mason Western Asset Short-Term Bond Fund (the “Fund”) is a separate diversified series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$207,061,205	$0	$207,061,205
Asset-backed securities	—	56,170,471	1,191,489	57,361,960
Collateralized mortgage obligations	—	71,281,484	7,064,605	78,346,089
Mortgage-backed securities	—	37,239,985	—	37,239,985
Sovereign bonds	—	6,063,982	—	6,063,982
U.S. government & agency obligations	—	89,711,278	—	89,711,278
Preferred stocks	$155,422	—	—	155,422

Notes to Schedule of Investments (unaudited) (continued)

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Total long-term investments	$155,422	$467,528,405	$8,256,094	$475,939,921

Short-term investments†	—	45,481,509	—	45,481,509

Total investments	$155,422	$513,009,914	$8,256,094	$521,421,430

Other financial instruments:
Futures contracts	$41,739	—	—	$41,739
Credit default swaps on corporate issues - buy protection‡	—	$44,377	—	44,377

Total other financial instruments	$41,739	$44,377	—	$86,116

Total	$197,161	$513,054,291	$8,256,094	$521,507,546

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Written options	$62,406	—	—	$62,406
Futures contracts	100,065	—	—	100,065
Credit default swaps on corporate issues - buy protection‡	—	$1,797	—	1,797

Total	$162,471	$1,797	—	$164,268

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES	ASSET- BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	TOTAL
Balance as of December 31, 2010	$0	—	$3,820,000	$3,820,000
Accrued premiums/discounts	—	$0	—	0
Realized gain(loss)	—	—	—	—
Change in unrealized appreciation (depreciation)(1)	—	(0)	(33,359)	(33,359)
Net purchases (sales)	—	999,989	(7,485)	992,504
Transfers into Level 3	—	191,500	3,285,449	3,476,949
Transfers out of Level 3	—	—	—	—

Balance as of March 31, 2011	$0	$1,191,489	$7,064,605	$8,256,094

Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2011(1)	—	$(0)	$(33,359)	$(33,359)

(1)	Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase Agreements. The Fund enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an

Notes to Schedule of Investments (unaudited) (continued)

agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures Contracts. The Fund uses futures contracts to gain exposure to, or hedge against, changes of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(f) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a TBA basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Notes to Schedule of Investments (unaudited) (continued)

(g) Swap Agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

Credit Default Swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(h) Credit and Market Risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(i) Counterparty Risk and Credit-Risk-Related Contingent Features of Derivative Instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain

Notes to Schedule of Investments (unaudited) (continued)

transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of March 31, 2011, the Fund held credit default swaps and written options with credit related contingent features which had a liability position of $64,203. If a contingent feature in the Master Agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(j) Security Transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At March 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$9,858,583
Gross unrealized depreciation	(31,541,911)

Net unrealized depreciation	$(21,683,328)

At March 31, 2011, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
90-Day Eurodollar	57	3/13	$13,966,610	$13,930,087	$(36,523)
U.S. Treasury 5-Year Notes	345	6/11	40,250,488	40,292,227	41,739

					5,216

Contracts to Sell:
90-Day Eurodollar	57	3/12	14,111,590	14,128,163	(16,573)
U.S. Treasury 2-Year Notes	39	6/11	8,499,045	8,506,875	(7,830)
U.S. Treasury 10-Year Notes	38	6/11	4,484,048	4,523,187	(39,139)

					(63,542)

Net unrealized loss on open futures contracts					$(58,326)

During the period ended March 31, 2011, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding December 31, 2010	524	$127,360
Options written	492	187,992
Options closed	(774)	(246,363)
Options expired	(112)	(9,236)

Written options, outstanding March 31, 2011	130	$59,753

At March 31, 2011, the Fund held TBA securities with a total cost of $9,941,016.

At March 31, 2011, the Fund had the following open swap contracts:

Notes to Schedule of Investments (unaudited) (continued)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡		MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	$300,000	3/20/15	5.000 quarterly	%	$10,275	$2,326	$7,949
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	370,000	3/20/20	5.000 quarterly	%	34,102	8,745	25,357
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	200,000	3/20/13	5.000 quarterly	%	(1,797)	(1,364)	(433)

Total	$870,000				$42,580	$9,707	$32,873

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

‡	Percentage shown is an annual percentage rate.

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at March 31, 2011.

	Futures Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Written Options, at value	Swap Contracts, at value	Total
Interest Rate Contracts Risk	$41,739	$(100,065)	$(62,406)	—	$(120,732)
Credit Contracts Risk	—	—	—	$42,580	42,580

Total	$41,739	$(100,065)	$(62,406)	$42,580	$(78,152)

During the period ended March 31, 2011, the volume of derivative activity for the Fund was as follows:

Average market value
Purchased options†	$13,825
Written options	52,027
Futures contracts (to buy)	49,385,191
Futures contracts (to sell)	22,690,642

Average notional balance
Credit default swap contracts (to buy protection)	$1,095,000

†	At March 31, 2011, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	May 24, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	May 24, 2011

By:	/S/ KAPREL OZSOLAK
Kaprel Ozsolak
Chief Financial Officer

Date:	May 24, 2011